Exhibit 99.2

August 2019 Rhythm Pharmaceuticals Topline Results from Phase 3 Trials of Setmelanotide in POMC and LEPR Deficiency Obesity

This presentation contains certain statements that are forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and that involve risks and uncertainties, including statements regarding Rhythm's expectations for 2019 and 2020, estimated addressable patient populations, anticipated timing for enrollment, design and completion of clinical trials, the results of clinical trials, the FDA’s or EMA’s review of those results, the timing for filing of an NDA, the release of results of clinical trials, and Rhythm’s strategy, prospects and plans. Statements using word such as "expect", "anticipate", "believe", "may", "will" and similar terms are also forward looking statements. Our forward-looking statements are based on current beliefs and expectations of our management team that involve risks, potential changes in circumstances, assumptions and uncertainties. Any or all of the forward-looking statements may turn out to be wrong, or be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. Our statements about the results and conduct of our clinical trial could be affected by the potential that there are changes in the data or interpretation of the data by the FDA or EMA, whether the results will be deemed satisfactory by the FDA or EMA (for example, we describe the results of the trial as positive and the FDA or EMA may disagree with that characterization), and whether additional studies will be required or other issues will arise that will delay submission of our NDA or negatively impact acceptance, review and approval of setmelanotide by the FDA or EMA; and our statements about the potential commercial opportunity could be affected by the potential that our product does not receive regulatory approval, does not receive reimbursement by third party payors, or a commercial market for the product does not develop because of any of the risks inherent in the commercialization of pharmaceutical products. For all these reasons, actual results and developments could be materially different from those expressed in or implied by our forward-looking statements. All forward looking statements are subject to risks detailed in our filings with the U.S. Securities and Exchange Commission, including the Company's Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this press release. We undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances. Forward Looking Statements

Both studies met primary and key secondary endpoints, with statistically significant and clinically meaningful results in reductions of weight and hunger POMC: 8/10 participants met greater than 10% weight loss threshold (p<0.0001) LEPR: 5/11 participants met greater than 10% weight loss threshold (p=0.0001) During placebo withdrawal, participants experienced substantial, consistent increases in weight and hunger 17 of 19 eligible participants will be participating in the extension study to continue setmelanotide treatment Safety consistent with prior clinical experience; setmelanotide generally well-tolerated NDA on-track for 4Q19-1Q20 submission Positive Topline Results from Pivotal Phase 3 Trials in POMC and LEPR Deficiency Obesities

Upstream XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX ALMS1 BBSx LEPR PCSK1 POMC LEPR deficiency Alström syndrome POMC deficiency Bardet-Biedl syndrome Homozygous, compound heterozygous, heterozygous, epigenetic dysfunction MC4R pathway genes Activation Downstream MC4R MC4R expressing neuron Setmelanotide MSH Genetic targets identified for future investigation Other potentially relevant gene targets XXXX XXXX XXXX Genetic targets currently under investigation Appetite Energy Expenditure Weight Loss Setmelanotide is a Targeted Therapy that Restores the Impaired MC4R Pathway

Summary of Efficacy Endpoints: POMC Primary: Proportion of Participants Achieving at Least 10% Change in Body Weight 80.0% p<0.0001 Key Secondary: Mean Percent Change from Baseline in Body Weight -25.4% p<0.0001 Key Secondary: Mean Percent Change from Baseline in Most Hunger Rating -27.8% p=0.0005 Key Secondary: Proportion of Participants with 25% Reduction in Hunger 50.0% p=0.0004

Primary: Proportion of Participants Achieving at Least 10% Change in Body Weight 45.5% p=0.0001 Key Secondary: Mean Percent Change from Baseline in Body Weight -12.5% p<0.0001 Key Secondary: Mean Percent Change from Baseline in Most Hunger Rating -41.9% p<0.0001 Key Secondary: Proportion of Participants with 25% Reduction in Hunger 72.7% p<0.0001 Summary of Efficacy Endpoints: LEPR

Summary of Phase 3 Results

POMC and LEPR Phase 3 Trials – Trial Design Adult starting dose 1.0 mg Adolescent starting dose 0.5 mg Adult therapeutic dose set Adolescent therapeutic dose set Open Label Dose Titration Open-label treatment at therapeutic dose Placebo withdrawal sequence Open-label treatment at therapeutic dose Open-Label Treatment and Placebo Withdrawal Variable duration = 2-12 weeks Establish therapeutic dose Early termination or follow-up* Screening Days -28 to -1 10 weeks 8 weeks 32 weeks Week 0 Last dose End of study Week 2 Week 12 Week 20 Week 52 * Participants eligible to enroll in long-term extension study

POMC Deficiency Obesity

POMC Participant Demographics Age at Trial Enrollment (years) Mean (range) 18.4 (11-30) <12 years old (n) 2 Gender, M,F 5, 5 Weight (kg) Mean 118.7 Range 55.9-186.7 BMI (kg/m2) Mean 40.4 Range 26.6-53.3 Most Hunger (>12 years old) Most hunger in 24 hours 8.0 Range 7.0-9.0

POMC Phase 3 Trial – Topline Results Endpoint Proportion of Participants Achieving at Least 10% Change in Body Weight 80% p<0.0001 90% CI (49.31, 96.32) Mean Percent Change from Baseline in Body Weight (%)* -25.4 Range: -35.6 to -2.4 p<0.0001 90% CI (-28.80, -21.98) Mean Percent Change from Baseline in Most Hunger Rating (%) *† -27.8 Range: -72 to -1 p=0.0005 90% CI (-40.58, -14.96) Proportion of Participants with 25% Reduction in Hunger† 50% p=0.0004 90% CI (19.29, 80.71) *, endpoint analyzed on evaluable population, which includes participants who achieved weight loss threshold (5kg or 5% if <100 kg) after open label period 1; †, score is based on 0-10 Likert scale from question, “In the last 24 hours, how hungry did you feel when you were the most hungry?” for participants at least 12 years of age

POMC Phase 3 Trial – Change in Weight and Hunger Over 1 Year BL, baseline; V, nominal visit; N, number; error bars are confidence intervals (90%) *, endpoint analyzed on evaluable population, which includes participants who achieved weight loss threshold (5kg or 5% if <100 kg) after open label period 1; †, score is based on 0-10 Likert scale from question, “In the last 24 hours, how hungry did you feel when you were the most hungry?” for participants at least 12 years of age ** This was the final nominal visit for all participants, except for one 0 10 20 30 40 50 60 10 9 8 7 6 5 4 3 2 1 0 Daily Hunger Score - (Most in 24 hours) Change in Weight (kg) 0 -10 -30 -40 BL V2 V3 V4 V5 V6 V7 V8 V9 V10 V11 V12 Final Visit** -20 Change in Weight* Change in Hunger Score*† Open Label Period 1 Open Label Period 2 Placebo Open Label Period 1 Open Label Period 2 Placebo Final Visit

POMC Phase 3 Trial – Substantial Weight Gain and Hunger Increase During Placebo Withdrawal Change in Weight (kg) 0 -10 -30 -40 BL V2 V3 V4 V5 V6 V7 V8 V9 V10 V11 V12 Final Visit** -20 0 10 20 30 40 50 60 10 9 8 7 6 5 4 3 2 1 0 Daily Hunger Score (Most in 24 hours) During Placebo Period: Change in weight (kg) Mean +5.5 Range 1.5-10.5 Change in hunger score Mean +2.3 Range -2.0 to 6.7 Change in Weight* Change in Hunger Score*† Open Label Period 1 Open Label Period 2 Placebo Open Label Period 1 Open Label Period 2 Placebo Final Visit BL, baseline; V, nominal visit; N, number; error bars are confidence intervals (90%) *, endpoint analyzed on evaluable population, which includes participants who achieved weight loss threshold (5kg or 5% if <100 kg) after open label period 1; †, score is based on 0-10 Likert scale from question, “In the last 24 hours, how hungry did you feel when you were the most hungry?” for participants at least 12 years of age ** This was the final nominal visit for all participants, except for one

8 of the 10 POMC participants achieved the primary endpoint threshold of 10% weight loss vs. baseline These individuals achieved between 25.8% – 35.6% weight loss Of the participants who did not meet the primary endpoint: One participant had confounding comorbidities making their response difficult to assess One participant had a genetic variant that we later learned may not be a loss of function variant in POMC Taking a Closer Look at POMC

LEPR Deficiency Obesity

LEPR Participant Demographics Age at Trial Enrollment (years) Mean (range) 23.4 (12-37) <12 years old (n) 0 Gender, M,F 3, 8 Weight (kg) Mean 133.3 Range 89.4-170.4 BMI (kg/m2) Mean 48.2 Range 35.8-64.6 Most Hunger (>12 years old) Most hunger in 24 hours 7.1 Range 5.0-8.0

*, endpoint analyzed on evaluable population, which includes participants who achieved weight loss threshold (5kg or 5% if <100 kg) after open label period 1; †, score is based on 0-10 Likert scale from question, “In the last 24 hours, how hungry did you feel when you were the most hungry?” for participants at least 12 years of age LEPR Phase 3 Trial – Topline Results Endpoint Proportion of Participants Achieving at Least 10% Change in Body Weight 45.5% p=0.0001 90% CI (19.96, 72.88) Mean Percent Change from Baseline in Body Weight (%)* -12.5 Range: -23.3 to +0.09 p<0.0001 90% CI (-16.10, -8.83) Mean Percent Change from Baseline in Most Hunger Rating (%) *† -41.9 Range: -67 to 0 p<0.0001 90% CI (-54.76, -29.09) Proportion of Participants with 25% Reduction in Hunger† 72.7% p<0.0001 90% CI (43.56, 92.12)

Change in Weight (kg) 0 Final Visit V12 V11 V10 V9 V8 V7 V6 V5 V4 V3 V2 BL -5 -15 -10 -20 -25 LEPR Phase 3 Trial –Change in Weight and Hunger Over 1 Year* BL, baseline; V, nominal visit; N, number; error bars are confidence intervals (90%) *, endpoint analyzed on evaluable population, which includes participants who achieved weight loss threshold (5kg or 5% if <100 kg) after open label period 1; †, score is based on 0-10 Likert scale from question, “In the last 24 hours, how hungry did you feel when you were the most hungry?” for participants at least 12 years of age Week 0 Week 10 Week 20 Week 30 Week 50 Week 60 0 -2 -4 -6 Daily Hunger Score - (Most in 24 hours) Week 40 Change in Weight* Change in Hunger Score *† Final Visit Open Label Period 1 Open Label Period 2 Placebo Open Label Period 1 Open Label Period 2 Placebo

Change in Weight (kg) 0 Final Visit V12 V11 V10 V9 V8 V7 V6 V5 V4 V3 V2 BL -5 -15 -10 -20 -25 Week 0 Week 10 Week 20 Week 30 Week 50 Week 60 0 -2 -4 -6 Daily Hunger Score - (Most in 24 hours) Week 40 LEPR Phase 3 Trial – Substantial Weight Gain and Hunger Increase During Placebo Withdrawal* Change in Weight* Change in Hunger Score *† During Placebo Period: Change in weight (kg) Mean +4.9 Range 2.9-9.0 Change in hunger score Mean +3.1 Range 0 to 7.3 Open Label Period 1 Open Label Period 2 Placebo Open Label Period 1 Open Label Period 2 Placebo Final Visit BL, baseline; V, nominal visit; N, number; error bars are confidence intervals (90%) *, endpoint analyzed on evaluable population, which includes participants who achieved weight loss threshold (5kg or 5% if <100 kg) after open label period 1; †, score is based on 0-10 Likert scale from question, “In the last 24 hours, how hungry did you feel when you were the most hungry?” for participants at least 12 years of age

5 of the 11 LEPR participants achieved the primary endpoint threshold of 10% weight loss vs. baseline These individuals achieved between 15.2% - 23.3% mean weight loss Of the participants who did not meet the primary endpoint: Three participants showed initial meaningful responses but after the placebo period appeared to lose response to setmelanotide: One of these participants missed primary endpoint by achieving a 9.8% weight loss Data for all three participants suggest incorrect dosing All three participants experienced substantial weight gain when they came off drug after study completion and plan to enroll in extension One participant discontinued treatment early in the study due to an AE Two participants had confounding comorbidities making their response difficult to assess Taking a Closer Look at LEPR

Treatment-emergent related adverse events included injection sites reactions, hyperpigmentation and nausea/vomiting One participant withdrew due to mild hypereosinophilia No reported setmelanotide-related cardiovascular AEs No SAEs related to treatment with setmelanotide Non-setmelanotide related SAEs were reported in 8 participants and included depression, pleural effusion, adrenal insufficiency, severe pleuritis, panic attack, death (passenger in motor vehicle accident), suicidal ideation, gastric band removal and cholecystitis. All patients, excluding the death, remained on drug with no interruption of treatment Per FDA guidance, the study monitored for depression and suicidality using validated questionnaires. No worsening of depression and no increased risk of suicidal ideation associated with setmelanotide No Safety Concerns and Generally Well-tolerated in POMC and LEPR

Rhythm Expects Significant Progress in 2019 and 2020 Updated interim data for HET obesity Topline data from both POMC and LEPR Phase 3 studies 4Q19 Presentation and publication of full POMC and LEPR Phase 3 results 4Q19-1Q20 Initial NDA submission filings for setmelanotide in POMC and LEPR 2H19 Complete pivotal enrollment in BBS and Alström Phase 3 study 2H19 Update on ongoing efforts to increase participant identification 2H19 Expand Phase 2 basket studies into additional MC4R pathway disorders 2020 Topline data from BBS and Alström Phase 3 study 2020 Additional data in HET obesity

[LOGO]

Primary endpoint: Proportion of participants who received at least one dose of setmelanotide and demonstrate at least 10% weight reduction at ~1 year compared to baseline Analyzed using an exact binomial test which tests whether the percentage of participants who reach at least 10% loss in body weight is greater than 5%. Natural history suggests that 0% of participants with either POMC or LEPR deficiency obesity would reach the 10% threshold. To be conservative, a 5% prediction was made. The identical approach was applied to the key secondary responder analysis for hunger, except that the threshold was 25% reduction in hunger. Key mean percent change secondary endpoints: Mean percent change from baseline for both weight and hunger was analyzed using a linear mixed model for repeated measures analysis of covariance. For these analyses, participants were considered evaluable if, at the end of the first open label period, they achieved 5kg of weight loss, or 5% weight loss, if their baseline weight was less than 100 kg. POMC and LEPR Phase 3 Trials – Statistical Plan